UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): November 6, 2006

Citizens Communications Company

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-11001	06-0619596
(Commission File Number)	(IRS Employer Identification No.)

3 High Ridge Park, Stamford, Connecticut	06905
(Address of principal executive offices)	(Zip Code)

(203) 614-5600

(Registrant’s telephone number, including area code)

 (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01         Other Events

In February 2006, Citizens Communications Company (“we”, “us” or “our”) entered into a definitive agreement to sell Electric Lightwave LLC (“ELI”), one of our subsidiaries. The sale of ELI was completed on July 31, 2006. In accordance with Financial Accounting Standards Board Statement No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets, the results of operations, balance sheets and cash flows of ELI were presented in our Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 2006 and June 30, 2006 (collectively, our “2006 Quarterly Reports”) as discontinued operations for all periods presented.

Effective January 1, 2006, we applied the provisions of EITF No. 04-05, “Determining Whether a General Partner, or General Partners as a Group, Controls a Limited Partnership or Similar Entity When the Limited Partners Have Certain Rights” (“EITF No. 04-05”), and consolidated the results of operations, balance sheets and cash flows of Mohave Cellular Limited Partnership (“Mohave”), in which we have a 33% ownership interest and of which we are the managing partner. As permitted, we elected to apply EITF No. 04-05 retrospectively from the date of adoption, and in our 2006 Quarterly Reports have recast the financial statements for all periods presented to consolidate Mohave.

On September 17, 2006, we entered into an Agreement and Plan of Merger with Commonwealth Telephone Enterprises, Inc. and CF Merger Corp., one of our subsidiaries (the “Merger Agreement”). The merger consideration provided under the Merger Agreement consists of cash and shares of our common stock. The issuance of the stock portion of the merger consideration is required to be registered with the Securities and Exchange Commission (the “SEC”).

The rules of the SEC require that when a registrant prepares, on or after the date a registrant reports discontinued operations, a new registration statement that includes or incorporates by reference financial statements, the registrant recast the prior period annual and relevant interim financial statements included or incorporated by reference in such registration statement to reflect the discontinued operations. Accordingly, we are filing this Current Report on Form 8-K to recast our consolidated financial statements for each of the three years in the period ended December 31, 2005 to reflect the presentation of ELI as discontinued operations, as well as the retrospective application of EITF No. 04-05. This recasting does not represent a restatement of previously issued financial statements.

The following recast information is presented as Exhibits 99.1, 99.2, 99.3, 99.4, 99.5 and 99.6, respectively, to this Current Report on Form 8-K:

•	Item 6, Selected Financial Data
•	Item 7, Management’s Discussion and Analysis of Financial Condition and Results of Operations
•	Item7A, Quantitative and Qualitative Disclosures about Market Risk

•	Item 8, Financial Statements and Supplementary Data
•	Valuation and Qualifying Accounts Schedule
•	Computation of Ratio of Earnings to Combined Fixed Charges

The information presented in Exhibits 99.1, 99.2, 99.3, 99.4, 99.5 and 99.6 to this Current Report on Form 8-K updates the information set forth in Items 6, 7, 7A, 8 and 15 of and Exhibit 12.1 to our Annual Report on Form 10-K/A for the year ended December 31, 2005 (our “2005 Annual Report”).

None of the Exhibits to this Current Report on Form 8-K reflect events after the filing of our 2005 Annual Report, and none of such Exhibits modify or update the disclosure in our 2005 Annual Report other than to reflect the changes in discontinued operations and the consolidation of Mohave as described above. As we have not modified or updated any other disclosures presented in our 2005 Annual Report, all of such disclosures speak only as of the date of our 2005 Annual Report.

Item 9.01         Financial Statements and Exhibits

      (d)         Exhibits.

 See Exhibit Index.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITIZENS COMMUNICATIONS COMPANY

Date: November 6, 2006	By:	/s/ Robert J. Larson
Robert J. Larson Senior Vice President and Chief Accounting Officer

EXHIBIT INDEX

Exhibit Number	Exhibit
23.1	Consent of KPMG LLP, Independent Registered Public Accounting Firm
99.1	Item 6. Selected Financial Data
99.2	Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations
99.3	Item7A. Quantitative and Qualitative Disclosures about Market Risk
99.4	Item 8. Financial Statements and Supplementary Data
99.5	Valuation and Qualifying Accounts Schedule
99.6	Computation of Ratio of Earnings to Fixed Charges